UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 17, 2010

PhotoMedex, Inc.
(Exact Name of Registrant Specified in Charter)

Delaware	0-11635	59-2058100
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

147 Keystone Drive, Montgomeryville, Pennsylvania	18936
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.    Termination of a Material Definitive Agreement.

Galderma Laboratories, L.P. (“Galderma”) and PhotoMedex, Inc. (the “Company”) have mutually agreed that as of December 17, 2010, the Company will no longer promote Metvixia® (methyl aminolevulinate) Cream, 16.8% (“Metvixia”) or the Aktilite® CL128 lamp (“Aktilite”) for Galderma. Galderma will make Metvixia and the Aktilite available for purchase by its customers.  Galderma and the Company have further agreed that the Company shall not, and shall cause its affiliates not to, promote any branded non-generic drug indicated for, or routinely prescribed for, photodynamic therapy treatment of non-hyperkeratotic actinic keratosis in the specified territory until after June 17, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Date: December 17, 2010	By: /s/ Dennis McGrath
Dennis McGrath Chief Executive Officer